Exhibit 99.1

NEWS RELEASE

Global Crossing Airlines, the Nation’s Fastest Growing Charter Airline, Achieves Record Annual Revenues

March 6 2024

MIAMI, FL (GLOBE NEWSWIRE) — Global Crossing Airlines Group, Inc. (JET: Cboe CA; JET.B: Cboe CA; JETMF: OTCQB) (the “Company” or “GlobalX”) today reported fourth quarter and 2023 annual financial results, which saw record revenue for Q4 of $53.5M and $160M for the year. All figures are in United States dollars and prepared in accordance with U.S. GAAP.

Annual 2023 Highlights and Financial Results

•	Annual Revenues of $160.1 Million

•	EBITDAR(1) of $20 Million, a fourfold increase over 2022

•	Block Hours flown more than doubled

•	Aircraft Utilization jumps 26.3%

•	Pilot count more than doubles

•	Fleet size grows to 14 aircraft

“As we reflect on a year marked by unprecedented growth, we remain steadfast in our commitment to charting a course towards sustained profitability and operational excellence. With a relentless focus on industry-leading on-time performance, we are expecting demand for passenger charters to soar in 2024. Looking ahead, we are strategically sourcing aircraft to bolster our capacity and optimize revenue-earning opportunities over the next two quarters,” said Chris Jamroz, Executive Chairman of GlobalX.

GlobalX operated 18,072 block hours in 2023 more than doubling the 8,666 block hours operated in 2022. Annual Net Income was ($21) million, EBITDAR(1) on an unadjusted basis was $20 million and EPS was $(0.37).

“The increase in revenue and total block hours flown was attributed to several factors”, added Ryan Goepel, GlobalX President and CFO. “The Company’s average fleet increased from 7 in 2022 to 11 in 2023 increasing its capacity while strong passenger demand drove not only increased activity but higher rates for charter contracts. Continued focus on efficiency and benefits of a larger scale operation enabled a 15% improvement in operating performance. Going forward, the Company continues to grow its revenue faster than its cost structure, as the airline works toward achieving scale and sustained profitability.”

During Q4 the Company continued to invest in growing the cadre of pilots, having invested approximately $7 million in training and adequate staffing in anticipation of new aircraft deliveries in the first half of 2024.

Liquidity

GlobalX ended the year with $17.7M in cash and restricted cash which is up 31% as compared to December 31, 2022. The Company has also reached an agreement with GEM to extend the existing facility agreement for another twelve months.

(1) Refer below to the section “Non-GAAP Financial Measures” for additional information.

Conference Call/Webcast Detail

GlobalX will be hosting a webinar on March 6, 2023 to provide a business update and discuss the results.

When: March 6th, 2023, 2:00 PM Eastern Time (US and Canada)

Topic: Global Crossing Airlines - Year End 2023 Earnings Release & Management Update

Register in advance for this webinar:

https://us02web.zoom.us/webinar/register/WN_S2liyBGcTiW1uWpwJx5S5Q

After registering, you will receive a confirmation email containing information about joining the webinar.

For more information, please contact:

Ryan Goepel, President and Chief Financial Officer

Email: ryan.goepel@globalxair.com

Tel: 786.751.8503

GLOBAL CROSSING AIRLINES GROUP INC.

CONSOLIDATED BALANCE SHEETS

	December 31, 2023	December 31, 2022
Current Assets
Cash and cash equivalents	$11,595,706	$1,875,673
Restricted cash	6,079,531	3,585,261
Accounts receivable, net of allowance	10,180,739	2,664,174
Prepaid expenses and other current assets	2,551,612	2,193,449
Current assets held for sale	184,155	1,405,741

Total Current Assets	30,591,743	11,724,298
Property and equipment, net	5,524,990	2,441,288
Finance leases, net	4,108,277	2,710,899
Operating lease right-of-use assets	76,880,504	27,952,609
Deposits	12,506,275	5,702,089
Other assets	1,716,558	632,790

Total Assets	$131,328,347	$51,163,973

Current liabilities
Accounts payable	$7,481,071	$4,997,080
Accrued liabilities	17,465,320	9,458,629
Deferred revenue	9,895,583	3,200,664
Customer deposits	3,935,496	1,617,337
Current portion of notes payable	—	1,810,468
Current portion of long-term operating leases	13,650,119	6,445,915
Current portion of finance leases	599,228	335,527

Total current liabilities	53,026,817	27,865,620
Other liabilities
Note payable	29,174,794	5,081,294
Long-term operating leases	65,158,453	23,189,835
Other liabilities	3,835,424	2,282,892

Total other liabilities	98,168,671	30,554,020

Total Liabilities	$151,195,488	$58,419,641

Commitments and Contingencies
Equity (Deficit)
Common stock - $.001 par value; 200,000,000 authorized; 58,925,871 and 53,440,482 issued and outstanding as of December 31, 2023 and December 31, 2022, respectively	$58,891	$53,440
Additional paid-in capital	38,943,133	30,774,197
Retained deficit	(59,093,845)	(38,083,304)

Total Company’s stockholders’ deficit	(20,091,821)	(7,255,667)

Noncontrolling interest	224,680	—
Total stockholders’ deficit	(19,867,141)	(7,255,667)

Total Liabilities and Deficit	$131,328,347	$51,163,973

GLOBAL CROSSING AIRLINES GROUP INC.

CONSOLIDATED STATEMENT OF OPERATIONS

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operating Revenue	$160,121,525	$97,110,205
Operating Expenses
Salaries, Wages, & Benefits	54,056,847	30,629,414
Aircraft Fuel	29,475,548	23,035,395
Maintenance, materials and repairs	8,602,949	4,377,378
Depreciation and amortization	2,292,797	609,489
Contracted ground and aviation services	20,506,701	15,607,926
Travel	8,334,474	5,024,758
Insurance	5,009,477	3,580,377
Aircraft Rent	33,631,717	15,614,081
Other	14,078,145	9,867,929

Total Operating Expenses	$175,988,655	$108,346,747
Operating Loss	(15,867,130)	(11,236,542)
Non-Operating Expenses
Foreign Exchange (gain) or loss	—	(96,415)
Other non-operating expenses	—	3,058,938
Interest Expense	4,916,281	1,621,932

Total Non-Operating Expenses	4,916,281	4,584,455

Loss before income taxes	(20,783,411)	(15,820,997)

Income tax expense	2,450	—

Net Loss	(20,785,861)	(15,820,997)

Net Income attributable to Noncontrolling Interest	224,680	—
Net Loss attributable to the Company	(21,010,541)	(15,820,997)
Loss per share:
Basic	$(0.37)	$(0.30)

Diluted	$(0.37)	$(0.30)

Weighted average number of shares outstanding	56,763,879	52,074,647

Fully diluted shares outstanding	56,763,879	52,074,647

GLOBAL CROSSING AIRLINES GROUP INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Twelve Months Ended December 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(20,785,861)	$(15,820,997)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	2,292,797	609,489
Bad debt expense	5,915	219,759
Loss on sale of property	135,772	—
Loss (gain) on sale of spare parts	22,619	(191,530)
Loss on deferred costs	—	2,809,031
Foreign exchange loss (gain)	11,531	(96,415)
Gain on disposal of flight equipment	(455,700)	—
Amortization of debt issue costs	901,956	630,290
Amortization of operating lease right of use assets	8,172,685	4,797,056
Share-based payments	2,465,039	1,386,533
Interest on finance leases	435,266	102,561
Changes in assets and liabilities:
Accounts receivable	(7,746,494)	(1,946,757)
Assets held for sale	1,665,740	(340,561)
Prepaid expenses and other current assets	(321,844)	(1,262,183)
Accounts payable	2,364,759	2,938,216
Accrued liabilities and other liabilities	17,153,154	6,353,307
Operating lease obligations	(7,927,758)	(3,482,839)
Other liabilities	230,709	(306,008)

Net cash used in operating activities	(1,379,715)	(3,601,048)
CASH FLOWS FROM INVESTING ACTIVITIES
Deposits, deferred costs and other assets	(9,143,650)	(3,247,035)
Purchases of property and equipment	(4,042,292)	(1,911,669)

Net cash used in investing activities	(13,185,942)	(5,158,704)
CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments on finance leases	(479,923)	(501,169)
Proceeds on issuance of shares	1,871,784	802,325
Proceeds from note payable	35,289,725	5,925,529
Repayment of note payable	(9,901,626)	—

Net cash provided by financing activities	26,779,960	6,226,685

Net increase (decrease) in cash, cash equivalents, and restricted cash	12,214,303	(2,533,067)
Cash, cash equivalents and restricted cash - beginning of the year	5,460,934	7,994,001

Cash, cash equivalents and restricted cash - end of the year	$17,675,237	$5,460,934

Non-cash transactions
Right-of-use (ROU) assets acquired through operating leases	$57,100,580	$10,081,357
Equipment acquired through finance leases	$1,915,366	$(2,840,936)
Note Payable reductions through accounts receivable from sale of Assets held for sale	$145,089	$—
Discount on proceeds from note payable due to professional fees	$35,900	$—
Acquisition of Intangible Asset	$428,400	$—
Airframe Parts acquired through financing	$—	$1,065,180
Warrants issued for debt (debt discount)	$3,837,565	$2,130,642
Cash paid for
Interest	$753,414	$622,439

GLOBAL CROSSING AIRLINES GROUP INC.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Common Stock Number of Shares	Amount	Additional Paid in Capital	Retained Deficit	Total
Beginning – January 1, 2022	$51,237,876	$51,237	$26,456,900	$(22,262,307)	$4,245,830
Issuance of shares – warrants and options exercised	1,397,402	1,398	662,344	—	663,742
Warrants issued	—	—	2,130,642	—	2,130,642
Share based compensation on stock options or RSUs	537,954	538	1,342,446	—	1,342,984
Employees Stock Purchase plan	267,250	267	181,864	—	182,131
Loss for the period	—	—	—	(15,820,997)	(15,820,997)

Ending – December 31, 2022	$53,440,482	$53,440	$30,774,196	$(38,083,304)	$(7,255,667)

	Global Stockholders’ Equity (Deficit)
	Common Stock Number of Shares	Amount	Additional Paid in Capital	Retained Deficit	Total	Noncontrolling Interest	Total
Beginning – January 1, 2023	$53,440,482	$53,440	$30,774,197	$(38,083,304)	$(7,255,667)	$—	$(7,255,667)
Issuance of shares – warrants and options exercised	2,877,083	2,877	1,422,343	—	1,425,220	—	1,425,220
Warrants issued	—	—	3,837,562	—	3,837,562	—	3,837,562
Share based compensation on stock options or RSUs	1,803,992	1,769	2,383,130	—	2,384,899	—	2,384,899
Employees Stock Purchase plan	804,314	805	525,901	—	526,706	—	526,706
Income/(Loss) for the period	—	—	—	(21,010,541)	(21,010,541)	224,680	(20,785,861)

Ending – December 31, 2023	$58,925,871	$58,891	$38,943,133	$(59,093,845)	$(20,091,821)	$224,680	$(19,867,141)

See accompanying notes to consolidated financial statements.

Non-GAAP Financial Measures

The Company evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (“GAAP”) and non-GAAP financial measures, including Adjusted operating expenses, adjusted operating income (loss), Adjusted operating margin, adjusted pre-tax income (loss), Adjusted pre-tax margin, Adjusted net income (loss), Adjusted diluted earnings (loss) per share, adjusted EBITDA and adjusted EBITDAR. These non-GAAP financial measures are provided as supplemental information to the financial information presented in this press release that is calculated and presented in accordance with GAAP and these non-GAAP financial measures are presented because management believes that they supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods.

Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to and are not intended to be considered in isolation or as a substitute for the related GAAP financial measures presented in the press release and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in the method of calculation and in the items being adjusted. We encourage investors to review our financial statements and other filings with the Securities and Exchange Commission in their entirety and not to rely on any single financial measure.

The information below provides an explanation of certain adjustments reflected in the non-GAAP financial measures and shows a reconciliation of non-GAAP financial measures reported in this press release (other than forward-looking non-GAAP financial measures) to the most directly comparable GAAP financial measures. Within the financial tables presented, certain columns and rows may not add due to the use of rounded numbers. Per unit amounts presented are calculated from the underlying amounts.

EBITDAR which is defined Operating income (loss), plus depreciation, amortization, interest, taxes and aircraft rent is an important metric to be considered to allow investors to compare results across different airlines regardless of how the airlines acquired their aircraft. This distinction is important when comparing the operational results of an airline leasing its aircraft versus an airline purchasing its aircraft. Specifically, the airline leasing aircraft would see the costs relating to those aircraft flow through aircraft rent, while an airline that owns their aircraft would see their costs for those aircraft flow through depreciation and amortization. In order to compare the operating results of the two airlines an investor needs to look at EBITDAR which is why it is presented.

	Year Ended December 31, 2023	Year Ended December 31, 2022
EBITDAR Reconciliation
Operating Loss	$(15,867,130)	$(11,236,542)
Depreciation and amortization	2,292,797	609,489
EBITDA	(13,574,333)	(10,627,053)
Aircraft Rent	33,631,717	15,614,081
EBITDAR	20,057,384	4,987,028

Adjusted EBITDAR Reconciliation
EBITDA	$(13,574,333)	(10,627,053)
Share-based compensation	2,465,039	1,386,533
Adjusted EBITDA	(11,109,294)	(9,240,520)
Aircraft Rent	33,631,717	15,614,081
Adjusted EBITDAR	22,522,423	6,373,561

About Global Crossing Airlines

GlobalX is a US 121 domestic flag and supplemental Airline flying the Airbus A320 family aircraft. GlobalX flies as a passenger ACMI and charter airline serving the US, Caribbean, European and Latin American markets. GlobalX is also now operating ACMI cargo service flying the A321 freighter. For more information, please visit www.globalxair.com.

Cautionary Note Regarding Forward-Looking Statements

This news release contains certain “forward looking statements” and “forward-looking information”, as defined under applicable United States and Canadian securities laws, concerning anticipated developments and events that may occur in the future. Forward-looking statements contained in this news release include, but are not limited to, statements with respect to the Company’s aircraft fleet size, the destinations that the Company intends to service, the expected delivery timelines for aircraft, future demand, increased block hours, future capacity estimates, future revenue expectations, the commitment to sustained profitability and operational excellence; the focus on industry-leading on-time performance, the continued focus on efficiency and benefits of a larger scaled operation, and expected reduction in pilot expenditures.

In certain cases, forward-looking statements can be identified by the use of words such as “plans”, “expects” “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or variations of such words and phrases or statements that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved” suggesting future outcomes, or other expectations, beliefs, plans, objectives, assumptions, intentions or statements about future events or performance. Forward-looking statements contained in this news release is based on certain factors and assumptions regarding, among other things, the receipt of financing to continue airline operations, the accuracy, reliability and success of GlobalX’s business model; GlobalX’s ability to accurately forecast demand; GlobalX will be able to successfully conclude definitive agreements for transactions subject to LOI; the timely receipt of governmental approvals; the success of airline operations of GlobalX; GlobalX’s ability to successfully enter new geographic markets; the legislative and regulatory environments of the jurisdictions where GlobalX will carry on business or have operations; the Company has or will have sufficient aircraft to provide the service; the impact of competition and the competitive response to GlobalX’s business strategy; the future price of fuel, and the availability of aircraft. While the Company considers these assumptions to be reasonable based on information currently available to it, they may prove to be incorrect.

JET: Cboe CA	www.globalairlinesgroup.com

Forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include risks related to, the ability to obtain financing at acceptable terms, the impact of general economic conditions, risks related to supply chain and labor disruptions, failure to retain or obtain sufficient aircraft, domestic and international airline industry conditions, failure to conclude definitive agreements for transactions subject to LOI, the effects of increased competition from our market competitors and new market entrants, passenger demand being less than anticipated, the impact of the global uncertainty created by COVID-19, future relations with shareholders, volatility of fuel prices, increases in operating costs, terrorism, pandemics, natural disasters, currency fluctuations, interest rates, risks specific to the airline industry, risks associated with doing business in foreign countries, the ability of management to implement GlobalX’s operational strategy, the ability to attract qualified management and staff, labor disputes, regulatory risks, including risks relating to the acquisition of the necessary licenses and permits; risks related to significant disruption in, or breach in security of GlobalX’s information technology systems and resultant interruptions in service and any related impact on its reputation; and the additional risks identified in the “Risk Factors” section of the Company’s reports and filings with applicable Canadian securities regulators and the U.S. Securities and Exchange Commission. Although the Company has attempted to identify important factors that could cause actual results to differ materially from those described in the forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements are made as of the date of this news release. Except as required by applicable securities laws, the Company does not undertake any obligation to publicly update any forward-looking statements. If GlobalX does update one or more forward-looking statements, no inference should be made that it will make additional updates with respect to those or other forward-looking statements.

JET: Cboe CA	www.globalairlinesgroup.com